SUPPLEMENT DATED NOVEMBER 28, 2018

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM FLOATING RATE INCOME

DATED AUGUST 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Pacific Funds Floating Rate Income dated August 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the third paragraph is deleted.

In addition, in the Principal Investment Strategies subsection, the following is added after the end of the current fourth paragraph.

The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.